UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

February 11, 2024
Date of Report (Date of Earliest Event Reported)

DIAMONDBACK ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35700	45-4502447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Texas Ave.
Suite 100
Midland, Texas 79701
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (432) 221-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FANG	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.
Entry Into a Material Definitive Agreement.

Merger Agreement

On February 11, 2024, Diamondback Energy, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Eclipse Merger Sub I, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub I”), Eclipse Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub II”), Endeavor Manager, LLC, a Texas limited liability company (the “Company Representative”) (solely for purposes of certain sections set forth therein), and Endeavor Parent, LLC, a Texas limited liability company (“Endeavor”).

The Merger Agreement provides that, subject to the terms and conditions set forth therein, Merger Sub I will merge with and into Endeavor (the “First Merger”), with Endeavor surviving the First Merger and becoming a wholly owned subsidiary of the Company (the “First Surviving Company”). Immediately following the First Merger, the First Surviving Company will merge with and into Merger Sub II (the “Second Merger”, and together with the First Merger, the “Merger”), with Merger Sub II surviving the Second Merger and continuing (immediately following the Second Merger) as a wholly owned subsidiary of the Company.  As a result of the Merger, the Company will acquire 100% of the equity interests in Endeavor (the “Endeavor Interests”).

The board of directors of the Company (the “Company Board”) has unanimously approved the Merger Agreement and the transactions contemplated thereby, including the issuance of shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) in the First Merger (the “Stock Issuance”).  The Company Board has unanimously recommended that holders of Company Common Stock approve the Stock Issuance.

Merger Consideration

Pursuant to and subject to the terms and conditions of the Merger Agreement, at the effective time of the First Merger (the “First Merger Effective Time”), all of the Endeavor Interests will be converted into the right to receive, in the aggregate, (i) cash consideration consisting of a base cash amount of $8.0 billion, subject to adjustments (the “Cash Consideration”) and (ii) approximately 117.3 million shares of Company Common Stock (the “Common Stock Consideration”), pursuant to and subject to the terms and conditions of the Merger Agreement.

Conditions to Closing

The completion of the First Merger is subject to the satisfaction or waiver of certain customary mutual conditions to the closing of the Merger (the “Closing”), including (i) the approval of the Stock Issuance by the Company’s stockholders; (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) the absence of any injunction, order, decree or law preventing, prohibiting or making illegal the consummation of the First Merger; (iv) the authorization for listing on the Nasdaq stock exchange of the shares of Company Common Stock to be issued as Common Stock Consideration; (v) with respect to each party, (a) the accuracy of the other party’s representations and warranties, subject to specified materiality qualifications, (b) compliance by the other party with its covenants in the Merger Agreement in all material respects, and (c) the absence of a “Material Adverse Effect” (as defined in the Merger Agreement) with respect to the other party since the date of the Merger Agreement that is continuing; and (vi) in the case of Endeavor, the receipt of an opinion of tax counsel that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of the Company and Endeavor, in each case generally subject to customary materiality qualifiers.  The representations and warranties will not survive the First Merger Effective Time.

Additionally, the Merger Agreement provides for customary pre-Closing covenants of the Company and Endeavor, including covenants requiring each of the Company and Endeavor to conduct its respective business in the ordinary course consistent with past practice and refrain from taking certain specified actions without the other party’s consent during the pendency of the Merger, in each case, subject to specified exceptions.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the First Merger Effective Time, each of the Company and Endeavor will be subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals.  The Company is required to call a meeting of its stockholders to approve the Stock Issuance and, subject to customary exceptions, to recommend that its stockholders approve the Stock Issuance.

Termination Rights

The Merger Agreement may be terminated under the following circumstances: (i) by mutual consent of the Company and Endeavor; (ii) by either the Company or Endeavor if the Merger is not consummated within 12 months following the date of the Merger Agreement, subject to two automatic extensions of three months (each in certain circumstances to obtain regulatory approval); (iii) by either the Company or Endeavor if there is a final and nonappealable injunction or order permanently enjoining or prohibiting the consummation of the Merger; (iv) by either the Company or Endeavor if the Company’s stockholders fail to approve the Stock Issuance after a vote taken upon the matter; (v) by the Company or Endeavor if Endeavor (in the case of termination by the Company) or the Company, Merger Sub I or Merger Sub II (in the case of termination by Endeavor) breaches its representations or fails to perform its covenants such that the conditions to closing fail to be satisfied (subject to a cure period); or (vi) by Endeavor, if the Company Board has made an adverse change to its recommendation that the Company’s stockholders vote in favor of the Stock Issuance or if the Company materially breaches its obligations not to solicit alternative acquisition proposals.

The Company is required to pay Endeavor a termination fee of $1.4 billion (the “Termination Fee”) if the Merger Agreement is terminated by (i) Endeavor because the Company Board has made an adverse change to its recommendation that the Company’s stockholders vote in favor of the Stock Issuance or (ii) if either party terminates the Merger Agreement because the Company’s stockholders fail to approve the Stock Issuance and, immediately prior to the failed vote, Endeavor would have been entitled to terminate the Merger Agreement because the Board had made an adverse change to its recommendation in favor of the Stock Issuance.  If the Merger Agreement is terminated under certain specified circumstances and, within 12 months following such termination, the Company consummates or enters into an alternative acquisition transaction, the Company is required to pay the Termination Fee to Endeavor.  Additionally, if the Merger Agreement is terminated because the Company’s stockholders fail to approve the Stock Issuance and the Termination Fee is not payable in connection with such termination, the Company is required to reimburse Endeavor for its transaction related expenses, subject to a cap of $260 million. The payment of this reimbursement will reduce any Termination Fee that is subsequently payable by the Company.

Governance

Upon Closing, the Company Board will expand to 13 members and Charles Meloy and Lance Robertson, together with two other individuals mutually agreed upon by the Company and Endeavor, will be added to the Company Board.

Stockholders Agreement

As a result of the Merger, Endeavor’s equityholders receiving the Common Stock Consideration (the “Endeavor Stockholders”) are expected to hold, at closing, approximately 39.5% of the outstanding Company Common Stock. The Merger Agreement provides that at the Closing, the Company will enter into a stockholders agreement (the “Stockholders Agreement”) with the Endeavor Stockholders.

The Stockholders Agreement will provide the Endeavor Stockholders with the right to propose for nomination four directors for election to the Company Board if they beneficially own at least 25% of the outstanding shares of Company Common Stock, two directors if they beneficially own at least 20% but less than 25% of the outstanding shares of Company Common Stock, and one director if they beneficially own at least 10% but less than 20% of the outstanding shares of Company Common Stock, in each case subject to certain qualification requirements for such directors.

The Endeavor Stockholders will also be subject to certain standstill, voting and transfer restrictions under the Stockholders Agreement, and the Company will be restricted from taking certain limited actions without the consent of the holders of a majority of the shares of Company Common Stock held by the Endeavor Stockholders.  The Stockholders Agreement will also provide the Endeavor Stockholders with certain shelf, demand and piggyback registration rights, including that, if not previously filed, the Company will file a shelf registration statement to cover the resale of the shares of Company Common Stock issued to the Endeavor Stockholders as Common Stock Consideration.

The foregoing descriptions of the Merger Agreement and Stockholders Agreement do not purport to be complete and are qualified in their entirety by reference to the actual terms of the Merger Agreement and form of the Stockholders Agreement, copies of which are attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference. The Merger Agreement and the form of Stockholders Agreement have been included to provide investors with information regarding their terms and are not intended to provide any financial or other factual information about the Company, Endeavor, Merger Sub I, Merger Sub II or the Endeavor Stockholders. In particular, the representations, warranties and covenants contained in the Merger Agreement (i) were made only for purposes of that agreement and as of specific dates, (ii) were made solely for the benefit of the parties to the Merger Agreement, (iii) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement rather than establishing those matters as facts and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company and Endeavor and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the U.S. Securities and Exchange Commission (the “SEC”).

Item 2.02
Results of Operations and Financial Condition.

On February 12, 2024, the Company issued a press release, that includes certain preliminary  operating results of the Company for the fourth quarter ended December 31, 2023.

A copy of the press release is furnished as Exhibit 99.2 herewith, and incorporated herein by reference. The information contained in Item 2.02 of this report, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information contained in Item 2.02 of this report, including Exhibit 99.2, shall not be incorporated by reference into any filing of the registrant, whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 3.02
Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.  The issuance of the Company Common Stock in the First Merger is expected to be exempt from the registration requirements of the Securities Act of 1933, as amended, because such issuance will not involve a public offering.

Item 7.01
Regulation FD Disclosure.

On February 12, 2024, the Company issued a press release announcing its entry into the Merger Agreement. Also on February 12, 2024, the Company made available an investor presentation regarding the proposed transaction. Copies of the press release and investor presentation are attached hereto as Exhibit 99.2 and Exhibit 99.3 respectively, and incorporated herein by reference.

The information contained in Item 7.01 of this report, including Exhibit 99.2 and Exhibit 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information contained in Item 7.01 of this report, including Exhibit 99.2 and Exhibit 99.3, shall not be incorporated by reference into any filing of the registrant, whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 8.01
Other Events.

On February 11, 2024, in connection with the execution of the Merger Agreement, Diamondback entered into a commitment letter with Citigroup Global Markets Inc. (“Citi”) pursuant to which Citi committed to provide a $8.0 billion senior unsecured bridge facility, subject to customary conditions.  The Company expects to replace such commitment with permanent debt financing prior to the First Merger Effective Time.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1*
Agreement and Plan of Merger, dated as of February 11, 2024, by and among the Company, Endeavor, Merger Sub I, Merger Sub II and the Company Representative (for purposes of certain sections set forth therein).

99.1*	Form of Stockholders Agreement, by and among, the Company and the stockholders party thereto.
99.2	Press Release, dated February 12, 2024.
99.3	Investor Presentation, dated February 12, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC.  The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, which involve risks, uncertainties, and assumptions.  All statements, other than statements of historical fact, including statements regarding the proposed business combination transaction between Diamondback and Endeavor; future performance; business strategy; future operations (including drilling plans and capital plans); estimates and projections of revenues, losses, costs, expenses, returns, cash flow, and financial position; reserve estimates and its ability to replace or increase reserves; anticipated benefits of strategic transactions (including acquisitions and divestitures), including the proposed transaction; the expected amount and timing of synergies from the proposed transaction; the anticipated timing of the proposed transaction; and plans and objectives of management (including plans for future cash flow from operations and for executing environmental strategies) are forward-looking statements. When used in this Current Report on Form 8-K, the words “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “model,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions (including the negative of such terms) are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Although Diamondback believes that the expectations and assumptions reflected in its forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond Diamondback’s control. Accordingly, forward-looking statements are not guarantees of future performance and actual outcomes could differ materially from what Diamondback has expressed in its forward-looking statements.

Factors that could cause the outcomes to differ materially include (but are not limited to) the following: the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining Diamondback stockholder approval, regulatory approval and satisfying other conditions to the completion of the transaction; uncertainties as to whether the proposed transaction, if consummated, will achieve its anticipated benefits and projected synergies within the expected time period or at all; Diamondback’s ability to integrate Endeavor’s operations in a successful manner and in the expected time period; the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed transaction; risks that the anticipated tax treatment of the proposed transaction is not obtained; unforeseen or unknown liabilities; unexpected future capital expenditures; potential litigation relating to the proposed transaction; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency, or completion of the proposed transaction on the parties’ business relationships and business generally; risks that the proposed transaction disrupts current plans and operations of Diamondback or Endeavor and their respective management teams and potential difficulties in retaining employees as a result of the proposed transaction; the risks related to Diamondback’s financing of the proposed transaction; potential negative effects of this announcement and the pendency or completion of the proposed transaction on the market price of Diamondback’s common stock and/or operating results; rating agency actions and Diamondback’s ability to access short- and long-term debt markets on a timely and affordable basis; changes in supply and demand levels for oil, natural gas, and natural gas liquids, and the resulting impact on the price for those commodities; the impact of public health crises, including epidemic or pandemic diseases and any related company or government policies or actions; actions taken by the members of OPEC and Russia affecting the production and pricing of oil, as well as other domestic and global political, economic, or diplomatic developments, including any impact of the ongoing war in Ukraine and the Israel-Hamas war on the global energy markets and geopolitical stability; instability in the financial markets; concerns over a potential economic slowdown or recession; inflationary pressures; rising interest rates and their impact on the cost of capital; regional supply and demand factors, including delays, curtailment delays or interruptions of production, or governmental orders, rules or regulations that impose production limits; federal and state legislative and regulatory initiatives relating to hydraulic fracturing, including the effect of existing and future laws and governmental regulations; physical and transition risks relating to climate change; those risks described in Item 1A of Diamondback’s Annual Report on Form 10-K, filed with the SEC on February 23, 2023, and those risks disclosed in its subsequent filings on Forms 10-Q and 8-K, which can be obtained free of charge on the SEC’s website at http://www.sec.gov and Diamondback’s website at www.diamondbackenergy.com/investors/; and those risks that will be more fully described in the definitive proxy statement on Schedule 14A that is intended to be filed with the SEC in connection with the proposed transaction.

In light of these factors, the events anticipated by Diamondback’s forward-looking statements may not occur at the time anticipated or at all.  Moreover, Diamondback operates in a very competitive and rapidly changing environment and new risks emerge from time to time. Diamondback cannot predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward-looking statements it may make. Accordingly , you should not place undue reliance on any forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K or, if earlier, as of the date they were made. Diamondback does not intend to, and disclaims any obligation to, update or revise any forward-looking statements unless required by applicable law.

Additional Information about the Merger and Where to Find It

In connection with the potential transaction between Diamondback and Endeavor, Diamondback expects to file relevant materials with the SEC including a proxy statement on Schedule 14A.  Promptly after filing its definitive proxy statement with the SEC, Diamondback will mail the definitive proxy statement to each stockholder entitled to vote at the meeting relating to the proposed transaction.  This Current Report on Form 8-K is not a substitute for the proxy statement or for any other document that Diamondback  may file with the SEC and send to its stockholders in connection with the proposed transaction.  INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT DIAMONDBACK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction (when they become available) and any other documents filed by Diamondback  with the SEC, may be obtained free of charge at the SEC’s website www.sec.gov. Copies of the documents filed with the SEC by Diamondback  will be available free of charge on Diamondback’s website at www.diamondbackenergy.com/investors/.

Participants in the Solicitation

Diamondback and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Diamondback’s stockholders in connection with the transaction. Information about the directors and executive officers of Diamondback is set forth in (i) in Diamondback’s proxy statement for its 2023 annual meeting, including under the headings “Proposal 1—Election of Directors”, “Executive Officers”, “Compensation Discussion and Analysis”, “Compensation Tables”, “Stock Ownership” and “Certain Relationships and Related Transactions”, which was filed with the SEC on April 27, 2023 and is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/1539838/000130817923000793/fang-20221231.htm, (ii) Diamondback’s Annual Report on Form 10-K for the year ended December 31, 2022, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 23, 2023 and is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/1539838/000153983823000022/fang-20221231.htm and (iii) subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials filed with the SEC when they become available.  These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Diamondback’s website at www.diamondbackenergy.com/investors/.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDBACK ENERGY, INC.
Date:	February 12, 2024	By:	/s/ Kaes Van’t Hof
		Name:	Kaes Van’t Hof
		Title:	President and Chief Financial Officer